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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 27, 2002



                                 CYBERCARE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



          FLORIDA                      0-20356                   65-0158479
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(State or other jurisdiction    (Commission File Number)     (IRS Employer ID
     of incorporation)                                             Number)


       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: 561-742-5000


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      Item 5.  Other Events

      By letter dated March 27, 2002, Jack Hight, Interim Chairman of the Board of Directors of the Registrant, tendered his resignation from such position. Mr. Hight did not specify any reasons for his resignation.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: April 15, 2002                      By: /s/ STEVEN M. COHEN
                                              --------------------------------
                                              Steven M. Cohen
                                              Chief Financial Officer